UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Government Securities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

2/29/08

MFG-ANN

LETTER FROM THE CEO

Dear Shareholders:

Many of our MFS® fund shareholders have been justifiably concerned, as have most investors around the world, about the state of the global economy. As we enter 2008 we see the market volatility that began in the third quarter of 2007 has intensified.

We here at MFS, and those before us who guided the firm with the same disciplined investment process, have weathered many major economic disruptions over our eight-plus decades of managing clients’ investments. We have managed money through the Great Depression, 14 recessions, as well as numerous market crises caused by wars, political upheavals, and terrorist attacks. MFS remains in business because our investors believe in the integrity of our long-term investment strategy and its proven results.

Worries over market volatility are valid, and investors cannot always expect to see the kind of returns stocks have delivered in the bull markets of past years. Yet we believe our strategy of ADR — allocating across the major asset classes, diversifying within each class, and regularly rebalancing your portfolio to maintain your desired allocation — can help you pursue the highest investment returns while minimizing the effects of market fluctuations.

MFS is a world leader in domestic and global investing. Our team approach is research driven, globally integrated, and balanced. We have 176 investment management professionals located in the Americas, Europe, and Asia who focus on the fundamentals of each security and then integrate our sophisticated quantitative approach.* This collaborative process allows us to find opportunities in any market environment.

I personally would like to thank you for your continued business. We want you to be confident that we are constantly managing our fund offerings with you in mind, while adding new products that can help you to choose what fits your unique financial goals.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

April 15, 2008

* as of 12/31/07

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Fixed income sectors (i)
Mortgage-Backed Securities	53.5%
U.S. Treasury Securities	26.2%
U.S. Government Agencies	15.0%
Municipal Bonds	3.4%

Credit quality of bonds (r)
AAA	99.3%
AA	0.7%

Portfolio facts
Average Duration (d)(i)	4.5
Average Life (i)(m)	6.3 yrs.
Average Maturity (i)(m)	14.2 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AAA
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 2/29/08.

Percentages are based on net assets as of 2/29/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2008, Class A shares of the MFS Government Securities Fund provided a total return of 8.02%, at net asset value. This compares with a return of 8.98% for the fund’s benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index (Lehman Index).

Market Environment

The U.S. economy and financial markets experienced deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and the domestic economy continued to be buffeted by headwinds as we entered 2008. These challenges included continued weakness in the housing market, subdued corporate investment, signs of a weaker job market, and a tighter credit environment as banks sought to repair balance sheets. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese growth slowed over the reporting period and European financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. Late in the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design a modest fiscal stimulus package. Though the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields and credit spreads implied market expectations of further financial and economic weakening, as well as continued rate cuts by many global central banks. However, global equity markets recorded only a modest decline from third quarter highs.

Detractors from Performance

Relative to the Lehman Brothers U.S. Government/Mortgage Bond Index, the fund’s greater exposure to government agency debt dampened investment results. Security selection in government agency bonds also hurt. Additionally, the fund’s duration (d) positioning held back performance as interest rates generally declined over the reporting period.

Contributors to Performance

The fund’s exposure to U.S. Treasury securities, which outperformed the Lehman Index over the reporting period, boosted relative performance. The

3

Management Review – continued

fund’s underweighted positioning in mortgage-backed securities also benefited results as spreads widened.

Respectfully,

Geoffrey Schechter
Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/29/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

5

Performance Summary – continued

Total Returns through 2/29/2008

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	7/25/84	8.02%	3.78%	5.26%
B	8/30/93	7.22%	3.05%	4.55%
C	4/01/96	7.21%	3.05%	4.55%
I	1/02/97	8.28%	4.08%	5.59%
R	12/31/02	7.64%	3.54%	5.14%
R1	4/01/05	7.00%	2.98%	4.52%
R2	4/01/05	7.53%	3.19%	4.63%
R3	10/31/03	7.51%	3.32%	4.69%
R4	4/01/05	7.88%	3.70%	5.22%
R5	4/01/05	7.85%	3.88%	5.31%

Average Annual

Comparative Benchmark

Lehman Brothers U.S. Government/Mortgage Bond Index (f)	8.98%	4.57%	6.05%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	2.89%	2.78%	4.75%
B With CDSC (Declining over six years from 4% to 0%) (x)	3.22%	2.70%	4.55%
C With CDSC (1% for 12 months) (x)	6.21%	3.05%	4.55%

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Lehman Brothers U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Performance for classes R, R4 and R5 shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for classes R1, R2 and R3 shares includes the performance of the fund’s class B shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2007 through February 29, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2007 through February 29, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/07	Ending Account Value 2/29/08	Expenses Paid During Period (p) 9/01/07-2/29/08
A	Actual	0.72%	$1,000.00	$1,060.91	$3.69
	Hypothetical (h)	0.72%	$1,000.00	$1,021.28	$3.62
B	Actual	1.47%	$1,000.00	$1,057.02	$7.52
	Hypothetical (h)	1.47%	$1,000.00	$1,017.55	$7.37
C	Actual	1.47%	$1,000.00	$1,056.86	$7.52
	Hypothetical (h)	1.47%	$1,000.00	$1,017.55	$7.37
I	Actual	0.47%	$1,000.00	$1,062.21	$2.41
	Hypothetical (h)	0.47%	$1,000.00	$1,022.53	$2.36
R	Actual	0.96%	$1,000.00	$1,058.51	$4.91
	Hypothetical (h)	0.96%	$1,000.00	$1,020.09	$4.82
R1	Actual	1.57%	$1,000.00	$1,056.51	$8.03
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87
R2	Actual	1.13%	$1,000.00	$1,058.77	$5.78
	Hypothetical (h)	1.13%	$1,000.00	$1,019.24	$5.67
R3	Actual	1.06%	$1,000.00	$1,059.12	$5.43
	Hypothetical (h)	1.06%	$1,000.00	$1,019.59	$5.32
R4	Actual	0.81%	$1,000.00	$1,060.38	$4.15
	Hypothetical (h)	0.81%	$1,000.00	$1,020.84	$4.07
R5	Actual	0.53%	$1,000.00	$1,061.86	$2.72
	Hypothetical (h)	0.53%	$1,000.00	$1,022.23	$2.66

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

Effective January 1, 2008 the fund’s Class R2, Class R3, Class R4, and Class R5 retirement plan administration and service fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.87%, 0.90%, 0.66% and 0.43% for Class R2, Class R3, Class R4 and Class R5 shares respectively. The actual expenses paid during the period would have been approximately $4.47, $4.62, $3.39, and $2.21 and the hypothetical expenses paid during the period would have been approximately $4.39, $4.53, $3.33 and $2.17 for Class R2, Class R3, Class R4 and Class R5 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and service fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.46%. The actual expenses paid during the period would have been approximately $7.49 and the hypothetical expenses paid during the period would have been approximately $7.34.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

9

PORTFOLIO OF INVESTMENTS

2/29/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.7%
Issuer	Shares/Par	Value ($)

Agency - Other - 7.0%
Financing Corp., 10.7%, 2017	$14,360,000	$21,592,738
Financing Corp., 9.4%, 2018	11,750,000	16,589,931
Financing Corp., 9.8%, 2018	14,975,000	21,689,071
Financing Corp., 10.35%, 2018	15,165,000	22,774,706
Financing Corp., STRIPS, 0%, 2017	18,780,000	12,547,106

		$95,193,552
Mortgage Backed - 53.5%
Fannie Mae, 4.374%, 2013	$2,531,965	$2,521,413
Fannie Mae, 4.495%, 2013	908,497	907,375
Fannie Mae, 4.5%, 2019	45,870,668	46,097,918
Fannie Mae, 4.518%, 2014	3,196,666	3,185,967
Fannie Mae, 4.543%, 2013	1,447,544	1,452,780
Fannie Mae, 4.56%, 2015	2,340,786	2,326,883
Fannie Mae, 4.6%, 2014	1,812,075	1,821,778
Fannie Mae, 4.62%, 2015	3,345,332	3,342,031
Fannie Mae, 4.665%, 2015	1,580,284	1,579,842
Fannie Mae, 4.666%, 2014	6,346,655	6,347,808
Fannie Mae, 4.69%, 2015	1,287,939	1,290,359
Fannie Mae, 4.7%, 2015	1,813,147	1,816,023
Fannie Mae, 4.73%, 2012	2,769,842	2,822,018
Fannie Mae, 4.74%, 2015	1,788,199	1,778,610
Fannie Mae, 4.77%, 2014	1,561,136	1,566,382
Fannie Mae, 4.78%, 2015	1,950,292	1,954,307
Fannie Mae, 4.786%, 2012	782,664	795,616
Fannie Mae, 4.79%, 2012 - 2015	13,267,104	13,497,619
Fannie Mae, 4.81%, 2015	1,679,274	1,685,478
Fannie Mae, 4.815%, 2015	1,968,000	1,961,608
Fannie Mae, 4.82%, 2014 - 2015	6,574,101	6,599,817
Fannie Mae, 4.839%, 2014	9,514,303	9,605,343
Fannie Mae, 4.845%, 2013	3,754,335	3,808,053
Fannie Mae, 4.85%, 2015	1,440,075	1,454,835
Fannie Mae, 4.87%, 2015	1,374,273	1,386,909
Fannie Mae, 4.871%, 2014	5,665,042	5,735,007
Fannie Mae, 4.88%, 2020	1,293,208	1,315,114
Fannie Mae, 4.89%, 2015	1,272,149	1,287,043
Fannie Mae, 4.92%, 2014	1,257,624	1,277,520
Fannie Mae, 4.925%, 2015	5,350,710	5,383,544

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 4.935%, 2014	$787,145	$798,732
Fannie Mae, 4.996%, 2017	4,488,705	4,532,247
Fannie Mae, 5%, 2013 - 2027	49,882,848	50,693,191
Fannie Mae, 5.05%, 2017	1,897,000	1,912,466
Fannie Mae, 5.06%, 2013 - 2017	2,889,182	2,930,066
Fannie Mae, 5.1%, 2014	1,971,729	2,022,587
Fannie Mae, 5.19%, 2020	1,545,873	1,523,592
Fannie Mae, 5.259%, 2016	600,000	606,721
Fannie Mae, 5.369%, 2013	1,953,523	2,040,064
Fannie Mae, 5.423%, 2016	2,962,246	3,044,133
Fannie Mae, 5.471%, 2015	2,464,958	2,542,746
Fannie Mae, 5.476%, 2017	792,832	810,493
Fannie Mae, 5.5%, 2017 - 2038	199,529,309	201,804,795
Fannie Mae, 5.559%, 2017	2,091,508	2,149,002
Fannie Mae, 5.972%, 2008	3,185,051	3,183,730
Fannie Mae, 6%, 2017 - 2037	67,852,780	69,597,918
Fannie Mae, 6.5%, 2016 - 2036	24,904,775	25,968,634
Fannie Mae, 7.5%, 2024 - 2031	591,316	640,390
Freddie Mac, 3.75%, 2024	2,417,445	2,417,977
Freddie Mac, 4%, 2024	2,285,556	2,292,094
Freddie Mac, 4.375%, 2015	6,279,826	6,340,019
Freddie Mac, 4.5%, 2013 - 2021	6,213,529	6,245,649
Freddie Mac, 5%, 2016 - 2027	55,988,924	56,808,847
Freddie Mac, 5.5%, 2022 - 2035	69,828,691	70,869,147
Freddie Mac, 6%, 2017 - 2037	29,442,769	30,184,337
Freddie Mac, 6.5%, 2016 - 2037	12,447,332	12,942,057
Ginnie Mae, 5.5%, 2033 - 2038	26,404,415	27,039,508

		$728,546,142
Municipals - 3.4%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$12,420,000	$12,151,604
Clark County, NV School District, 5%, 2017	9,115,000	9,677,122
Commonwealth of Massachusetts, 5.5%, 2010	8,475,000	8,904,598
Gwinnett County Development Authority, GA, Certificates of Participation (Gwinnett County Public Schools Project), 5.25%, 2014 (c)	5,020,000	5,456,790
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	2,325,000	2,469,615
New Jersey State Turnpike Authority, 5.75%, 2010 (c)	6,915,000	7,277,139

		$45,936,868

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies - 7.8%
Aid-Egypt, 4.45%, 2015	$7,118,000	$7,475,466
Empresa Energetica Cornito Ltd., 6.07%, 2010	4,600,000	4,877,150
Farmer Mac, 5.5%, 2011 (n)	11,110,000	12,018,687
Federal Home Loan Bank, 5%, 2008	15,000,000	15,114,870
Small Business Administration, 4.77%, 2024	4,962,531	5,030,125
Small Business Administration, 4.86%, 2024 - 2025	8,151,055	8,271,993
Small Business Administration, 4.88%, 2024	2,889,813	2,920,805
Small Business Administration, 4.89%, 2023	5,816,186	5,859,021
Small Business Administration, 4.98%, 2023	2,330,501	2,384,003
Small Business Administration, 4.99%, 2024	4,401,861	4,501,101
Small Business Administration, 5.11%, 2025	4,400,488	4,462,520
Small Business Administration, 5.52%, 2024	3,610,214	3,768,319
Small Business Administration, 6.07%, 2022	2,813,474	3,003,065
Small Business Administration, 6.34%, 2021	2,913,853	3,080,567
Small Business Administration, 6.35%, 2021	2,608,394	2,756,901
Small Business Administration, 6.44%, 2021	2,578,348	2,731,184
Small Business Administration, 6.625%, 2021	2,825,892	3,035,066
Small Business Administration, 8.625%, 2011	93,823	96,323
Small Business Administration, 8.8%, 2011	78,419	79,760
Small Business Administration, 9.05%, 2009	13,504	13,659
Small Business Administration, 9.1%, 2009	10,437	10,696
Small Business Administration, 9.25%, 2010	29,797	30,570
Small Business Administration, 9.3%, 2010	75,538	77,141
Small Business Administration, 9.5%, 2010	61,092	62,161
Small Business Administration, 9.65%, 2010	59,169	60,434
Small Business Administration, 9.7%, 2010	44,796	45,500
Small Business Administration, 9.9%, 2008	6,562	6,612
Small Business Administration, 10.05%, 2008 - 2009	3,138	3,192
U.S. Department of Housing & Urban Development, 6.36%, 2016	7,000,000	7,588,644
U.S. Department of Housing & Urban Development, 6.59%, 2016	6,599,000	6,694,547

		$106,060,082
U.S. Treasury Obligations - 26.0%
U.S. Treasury Bonds, 7.5%, 2016	$3,421,000	$4,446,233
U.S. Treasury Bonds, 4.75%, 2017	2,555,000	2,800,919
U.S. Treasury Bonds, 6.25%, 2023	8,165,000	10,037,210
U.S. Treasury Bonds, 6.875%, 2025	1,307,000	1,719,113
U.S. Treasury Bonds, 6%, 2026	5,933,000	7,163,172
U.S. Treasury Bonds, 6.75%, 2026	54,578,000	71,249,887
U.S. Treasury Bonds, 5.25%, 2028	1,139,000	1,270,252
U.S. Treasury Bonds, 6.25%, 2030	6,166,000	7,786,499
U.S. Treasury Bonds, 4.375%, 2038	5,267,000	5,227,087

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 4.875%, 2009	$65,154,000	$68,248,815
U.S. Treasury Notes, 6%, 2009	4,566,000	4,856,726
U.S. Treasury Notes, 6.5%, 2010	10,339,000	11,295,358
U.S. Treasury Notes, 5.125%, 2011	78,741,000	86,658,171
U.S. Treasury Notes, 4.125%, 2012	10,259,000	11,005,978
U.S. Treasury Notes, 3.375%, 2012	41,349,000	43,002,960
U.S. Treasury Notes, 4.25%, 2013	2,114,000	2,288,570
U.S. Treasury Notes, 4%, 2014	14,781,000	15,787,956

		$354,844,906
Total Bonds (Identified Cost, $1,297,067,395)		$1,330,581,550

Money Market Funds (v) - 2.7%
MFS Institutional Money Market Portfolio, 3.421%, at Cost and Net Asset Value	$36,523,941	$36,523,941
Total Investments (Identified Cost, $1,333,591,336) (k)		$1,367,105,491

Other Assets, Less Liabilities - (0.4)%		(5,217,680)
Net Assets - 100.0%		$1,361,887,811

(c)	Refunded bond.
(k)	As of February 29, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $1,330,581,550 and 97.33% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,018,687 representing 0.9% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,297,067,395)	$1,330,581,550
Underlying funds, at cost and value	36,523,941
Total investments, at value (identified cost, $1,333,591,336)		$1,367,105,491
Receivable for fund shares sold	$1,860,486
Interest and dividends receivable	8,414,413
Other assets	15,143
Total assets		$1,377,395,533
Liabilities
Distributions payable	$861,176
Payable for investments purchased	10,251,745
Payable for fund shares reacquired	3,718,345
Payable to affiliates
Management fee	22,115
Shareholder servicing costs	290,276
Distribution and service fees	17,942
Administrative services fee	955
Retirement plan administration and services fees	73
Payable for independent trustees’ compensation	137,433
Accrued expenses and other liabilities	207,662
Total liabilities		$15,507,722
Net assets		$1,361,887,811
Net assets consist of:
Paid-in capital	$1,383,958,868
Unrealized appreciation (depreciation) on investments	33,514,155
Accumulated net realized gain (loss) on investments	(57,150,216)
Undistributed net investment income	1,565,004
Net assets		$1,361,887,811
Shares of beneficial interest outstanding		139,242,342

14

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$740,619,873
Shares outstanding	75,713,125
Net asset value per share		$9.78
Offering price per share (100 / 95.25 × net asset value per share)		$10.27
Class B shares
Net assets	$94,205,903
Shares outstanding	9,645,101
Net asset value and offering price per share		$9.77
Class C shares
Net assets	$35,315,951
Shares outstanding	3,600,876
Net asset value and offering price per share		$9.81
Class I shares
Net assets	$449,109,390
Shares outstanding	45,922,373
Net asset value, offering price, and redemption price per share		$9.78
Class R shares
Net assets	$4,691,100
Shares outstanding	479,944
Net asset value, offering price, and redemption price per share		$9.77
Class R1 shares
Net assets	$3,832,412
Shares outstanding	392,147
Net asset value, offering price, and redemption price per share		$9.77
Class R2 shares
Net assets	$1,161,011
Shares outstanding	118,832
Net asset value, offering price, and redemption price per share		$9.77
Class R3 shares
Net assets	$13,862,530
Shares outstanding	1,418,469
Net asset value, offering price, and redemption price per share		$9.77
Class R4 shares
Net assets	$15,317,191
Shares outstanding	1,565,900
Net asset value, offering price, and redemption price per share		$9.78
Class R5 shares
Net assets	$3,772,450
Shares outstanding	385,575
Net asset value, offering price, and redemption price per share		$9.78

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$66,045,913
Dividends from underlying funds	1,686,593
Total investment income		$67,732,506
Expenses
Management fee	$5,337,443
Distribution and service fees	3,228,161
Program manager fees	133
Shareholder servicing costs	1,685,615
Administrative services fee	214,952
Retirement plan administration and services fees	33,011
Independent trustees’ compensation	44,039
Custodian fee	166,006
Shareholder communications	46,615
Auditing fees	61,040
Legal fees	18,543
Miscellaneous	214,473
Total expenses		$11,050,031
Reduction of expenses by investment adviser	(1,341,013)
Net expenses		$9,709,018
Net investment income		$58,023,488
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$3,208,086
Futures contracts	3,763,759
Net realized gain (loss) on investments		$6,971,845
Change in unrealized appreciation (depreciation)
Investments	$37,780,050
Futures contracts	(146,255)
Net unrealized gain (loss) on investments		$37,633,795
Net realized and unrealized gain (loss) on investments		$44,605,640
Change in net assets from operations		$102,629,128

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended
	2/29/08	2/28/07
Change in net assets
From operations
Net investment income	$58,023,488	$57,587,166
Net realized gain (loss) on investments	6,971,845	(4,488,989)
Net unrealized gain (loss) on investments	37,633,795	8,283,788
Change in net assets from operations	$102,629,128	$61,381,965
Distributions declared to shareholders
From net investment income
Class A	$(33,087,659)	$(34,710,885)
Class B	(4,002,420)	(5,536,265)
Class C	(1,069,855)	(1,162,820)
Class I	(22,038,804)	(18,749,306)
Class R	(280,019)	(500,675)
Class R1	(74,800)	(13,926)
Class R2	(50,680)	(30,894)
Class R3	(305,879)	(112,323)
Class R4	(519,702)	(215,531)
Class R5	(94,802)	(2,443)
Class 529A	(883)	(15,334)
Class 529B	(695)	(13,460)
Class 529C	(447)	(7,793)
Total distributions declared to shareholders	$(61,526,645)	$(61,071,655)
Change in net assets from fund share transactions	$(19,517,789)	$(72,725,449)
Total change in net assets	$21,584,694	$(72,415,139)
Net assets
At beginning of period	1,340,303,117	1,412,718,256
At end of period (including undistributed net investment income of $1,565,004 and $1,525,059, respectively)	$1,361,887,811	$1,340,303,117

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.48	$9.47	$9.65	$9.84	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	$0.39	$0.36	$0.29
Net realized and unrealized gain (loss) on investments	0.33	0.04	(0.17)	(0.19)	(0.08)
Total from investment operations	$0.74	$0.44	$0.22	$0.17	$0.21
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.43)	$(0.40)	$(0.36)	$(0.40)
Net asset value, end of period	$9.78	$9.48	$9.47	$9.65	$9.84
Total return (%) (r)(s)(t)	8.02	4.75	2.28	1.81	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.88	0.90	0.93	1.00
Expenses after expense reductions (f)	0.73	0.78	0.80	0.83	0.95
Net investment income	4.35	4.29	4.03	3.75	2.94
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$740,620	$731,126	$826,001	$932,879	$803,974

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.47	$9.46	$9.64	$9.83	$10.02
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.31	$0.29	$0.24
Net realized and unrealized gain (loss) on investments	0.33	0.04	(0.16)	(0.18)	(0.09)
Total from investment operations	$0.67	$0.37	$0.15	$0.11	$0.15
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.33)	$(0.30)	$(0.34)
Net asset value, end of period	$9.77	$9.47	$9.46	$9.64	$9.83
Total return (%) (r)(s)(t)	7.22	3.97	1.52	1.12	1.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.64	1.65	1.62	1.64
Expenses after expense reductions (f)	1.49	1.54	1.55	1.52	1.59
Net investment income	3.61	3.55	3.27	3.03	2.42
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$94,206	$124,277	$175,207	$233,734	$255,512

See Notes to Financial Statements

19

Financial Highlights – continued

Class C	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.51	$9.50	$9.68	$9.87	$10.06
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.32	$0.29	$0.25
Net realized and unrealized gain (loss) on investments	0.33	0.04	(0.17)	(0.18)	(0.10)
Total from investment operations	$0.67	$0.37	$0.15	$0.11	$0.15
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.33)	$(0.30)	$(0.34)
Net asset value, end of period	$9.81	$9.51	$9.50	$9.68	$9.87
Total return (%) (r)(s)(t)	7.21	3.97	1.52	1.13	1.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.64	1.65	1.62	1.64
Expenses after expense reductions (f)	1.49	1.54	1.55	1.52	1.59
Net investment income	3.59	3.55	3.27	2.95	2.47
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$35,316	$27,529	$35,768	$44,692	$63,609

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.48	$9.47	$9.65	$9.84	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.42	$0.41	$0.39	$0.25
Net realized and unrealized gain (loss) on investments	0.32	0.04	(0.17)	(0.19)	(0.00	)(g)(w)
Total from investment operations	$0.76	$0.46	$0.24	$0.20	$0.25
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.45)	$(0.42)	$(0.39)	$(0.44)
Net asset value, end of period	$9.78	$9.48	$9.47	$9.65	$9.84
Total return (%) (r)(s)	8.28	5.01	2.54	2.14	2.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.63	0.65	0.60	0.67
Expenses after expense reductions (f)	0.48	0.53	0.55	0.50	0.62
Net investment income	4.61	4.54	4.34	4.09	2.57
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$449,109	$432,536	$359,623	$279,080	$168,124

See Notes to Financial Statements

21

Financial Highlights – continued

Class R	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.48	$9.47	$9.65	$9.84	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.38	$0.36	$0.34	$0.18
Net realized and unrealized gain (loss) on investments	0.31	0.03	(0.17)	(0.18)	0.02	(g)
Total from investment operations	$0.70	$0.41	$0.19	$0.16	$0.20
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.37)	$(0.35)	$(0.39)
Net asset value, end of period	$9.77	$9.48	$9.47	$9.65	$9.84
Total return (%) (r)(s)	7.64	4.49	2.03	1.63	2.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.14	1.15	1.11	1.19
Expenses after expense reductions (f)	0.99	1.03	1.05	1.01	1.14
Net investment income	4.12	4.03	3.76	3.64	1.87
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$4,691	$9,995	$11,751	$9,411	$6,188

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 2/29, 2/28
	2008	2007	2006 (i)
Net asset value, beginning of period	$9.48	$9.46	$9.57
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.29
Net realized and unrealized gain (loss) on investments	0.32	0.05	(0.12	)(g)
Total from investment operations	$0.65	$0.37	$0.17
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.28)
Net asset value, end of period	$9.77	$9.48	$9.46
Total return (%) (r)(s)	7.00	3.98	1.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.82	1.85	(a)
Expenses after expense reductions (f)	1.58	1.62	1.68	(a)
Net investment income	3.45	3.45	3.25	(a)
Portfolio turnover	55	14	73
Net assets at end of period (000 Omitted)	$3,832	$586	$192

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28
	2008	2007	2006 (i)
Net asset value, beginning of period	$9.47	$9.46	$9.57
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.35	$0.31
Net realized and unrealized gain (loss) on investments	0.31	0.04	(0.11	)(g)
Total from investment operations	$0.69	$0.39	$0.20
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.31)
Net asset value, end of period	$9.77	$9.47	$9.46
Total return (%) (r)(s)	7.53	4.23	2.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.52	1.55	(a)
Expenses after expense reductions (f)	1.20	1.27	1.34	(a)
Net investment income	3.92	3.80	3.60	(a)
Portfolio turnover	55	14	73
Net assets at end of period (000 Omitted)	$1,161	$1,239	$358

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Years ended 2/29, 2/28
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$9.48	$9.47	$9.65	$9.84	$9.69
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.35	$0.38	$0.02
Net realized and unrealized gain (loss) on investments	0.32	0.03	(0.18)	(0.25)	0.23	(g)
Total from investment operations	$0.69	$0.40	$0.17	$0.13	$0.25
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)	$(0.35)	$(0.32)	$(0.10)
Net asset value, end of period	$9.77	$9.48	$9.47	$9.65	$9.84
Total return (%) (r)(s)	7.51	4.34	1.82	1.38	2.58	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.37	1.40	1.36	1.42	(a)
Expenses after expense reductions (f)	1.09	1.17	1.24	1.26	1.37	(a)
Net investment income	3.95	3.89	3.64	3.99	0.72	(a)
Portfolio turnover	55	14	73	126	143
Net assets at end of period (000 Omitted)	$13,863	$3,928	$1,392	$422	$41

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28
	2008	2007	2006 (i)
Net asset value, beginning of period	$9.48	$9.48	$9.58
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.36
Net realized and unrealized gain (loss) on investments	0.33	0.02	(0.11	)(g)
Total from investment operations	$0.73	$0.41	$0.25
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.41)	$(0.35)
Net asset value, end of period	$9.78	$9.48	$9.48
Total return (%) (r)(s)	7.88	4.49	2.64	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.02	1.05	(a)
Expenses after expense reductions (f)	0.85	0.92	0.95	(a)
Net investment income	4.21	4.15	4.02	(a)
Portfolio turnover	55	14	73
Net assets at end of period (000 Omitted)	$15,317	$8,108	$1,305

See Notes to Financial Statements

26

Financial Highlights – continued

Class R5	Years ended 2/29, 2/28
	2008	2007	2006 (i)
Net asset value, beginning of period	$9.51	$9.47	$9.58
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.42	$0.37
Net realized and unrealized gain (loss) on investments	0.29	0.06	(0.10	)(g)
Total from investment operations	$0.72	$0.48	$0.27
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.44)	$(0.38)
Net asset value, end of period	$9.78	$9.51	$9.47
Total return (%) (r)(s)	7.85	5.24	2.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.73	0.75	(a)
Expenses after expense reductions (f)	0.55	0.63	0.65	(a)
Net investment income	4.47	4.44	4.20	(a)
Portfolio turnover	55	14	73
Net assets at end of period (000 Omitted)	$3,772	$54	$51

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R3), April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information

28

Notes to Financial Statements – continued

from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the

29

Notes to Financial Statements – continued

Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include purchased options and futures contracts.

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

30

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

31

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended February 29, 2008, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on March 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	2/29/08	2/28/07
Ordinary income (including any short-term capital gains)	$61,526,645	$61,071,655

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/08
Cost of investments	$1,344,491,389
Gross appreciation	27,174,080
Gross depreciation	(4,559,978)
Net unrealized appreciation (depreciation)	$22,614,102
Undistributed ordinary income	6,761,377
Capital loss carryforwards	(45,584,171)
Other temporary differences	(5,862,365)

As of February 29, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

2/28/09	$(3,477,230)
2/28/11	(11,527,172)
2/29/12	(5,729,829)
2/28/13	(11,095,767)
2/28/14	(6,955,037)
2/28/15	(6,799,136)
$(45,584,171)

The availability of a portion of the capital loss carryforwards, which were acquired on November 19, 2004 in connection with the MFS Government Mortgage Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the

33

Notes to Financial Statements – continued

management fee to 0.30% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended February 29, 2008, this waiver amounted to $1,334,279 and is reflected as a reduction of total expenses in the Statement of Operations.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager and certain other fees and expenses, such that operating expenses do not exceed 0.25% annually of the fund’s average daily net assets. This written agreement will continue through June 30, 2008 unless changed or rescinded by the funds Board of Trustees. For the year ended February 29,2008, the funds actual operating expenses did not exceed this limit and therefore, the investment advisor did not pay any portion of the fund’s expenses.

The investment adviser has also agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses, after taking into account the management fee reduction described above, do not exceed the following rates annually of the fund’s average daily net assets. At February 29, 2008, the following expense limitations were in place:

Class A	Class B	Class C	Class I	Class R	Class R1	Class R2	Class R3	Class R4	Class R5
0.80%	1.55%	1.55%	0.55%	1.05%	1.65%(a)	1.05%	1.05%	0.80%	0.55%

(a)	Effective March 1, 2008 Class R1’s operating expenses will not exceed 1.55% of the class’ average daily net assets.

This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended February 29, 2008, the fund’s actual operating expenses, after taking into account the management fee reduction described above, did not exceed these limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $45,587 and $9 for the year ended February 29, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$1,796,494
Class B	0.75%	0.25%	1.00%	1.00%	1,035,829
Class C	0.75%	0.25%	1.00%	1.00%	277,269
Class R	0.25%	0.25%	0.50%	0.50%	32,160
Class R1 (c)	0.50%	0.25%	0.75%	0.75%	14,932
Class R2	0.25%	0.25%	0.50%	0.50%	6,094
Class R3	0.25%	0.25%	0.50%	0.50%	36,034
Class R4	—	0.25%	0.25%	0.25%	28,955
Class 529A	0.25%	0.25%	0.50%	0.35%	74
Class 529B	0.75%	0.25%	1.00%	1.00%	193
Class 529C	0.75%	0.25%	1.00%	1.00%	127
Total Distribution and Service Fees					$3,228,161

(c)	Effective March 1, 2008, the distribution fee rate for Class R1 shares will be 0.75% and the total distribution plan rate will be 1.00%.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2008 based on each class’ average daily net assets. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class 529A distribution fee was being paid by the fund prior to the closure of the share class on March 31, 2007.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2008, were as follows:

Amount
Class A	$11,097
Class B	$147,250
Class C	$5,216
Class 529B	—
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund’s 529

35

Notes to Financial Statements – continued

share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007. Program manager fees for the year ended February 29, 2008, were as follows:

Amount
Class 529A	$53
Class 529B	48
Class 529C	32
Total Program Manager Fees	$133

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2008, the fee was $628,481, which equated to 0.0472% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 29, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $932,260. The fund may also pay shareholder servicing related costs directly to non-related parties.

Effective May 1, 2007, under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended February 29, 2008, these costs for the fund amounted to $71,244 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

36

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended February 29, 2008 was equivalent to an annual effective rate of 0.0161% of the fund average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended February 29, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 3/31/07	Effective 4/1/07 through 12/31/07	Effective 1/1/08	Annual Effective Rate (g)	Total Amount
Class R1	0.45%	0.35%	0.35%	0.35%	$7,031
Class R2	0.40%	0.25%	—	0.22%	2,725
Class R3	0.25%	0.15%	—	0.11%	8,109
Class R4	0.15%	0.15%	—	0.12%	13,737
Class R5	0.10%	0.10%	—	0.07%	1,409
Total Retirement Plan Administration and Services Fees					$33,011

(g)	Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R2, Class R3, Class R4, and Class R5 shares. Effective March 1, 2008, the annual retirement plan administration and services fee will be eliminated for Class R1 shares. For the year ended February 29, 2008, the waiver amounted to $565 and is reflected as a reduction of total expenses in the Statement of Operations.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $7,644. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $7,649. Both amounts are included in independent trustees’ compensation for the year ended February 29, 2008. The liability for deferred retirement benefits payable to certain

37

Notes to Financial Statements – continued

independent trustees under both plans amounted to $133,439 at February 29, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended February 29, 2008, the fee paid by the fund to Tarantino LLC was $8,588 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $6,169, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$599,538,843	$422,464,984
Investments (non-U.S. government securities)	$111,036,391	$293,691,375

38

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/08		Year ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,720,347	$254,524,226	11,285,264	$105,743,019
Class B	2,320,464	22,238,537	1,456,037	13,596,301
Class C	1,915,432	18,482,462	451,650	4,244,843
Class I	4,949,335	46,692,585	7,108,258	66,709,361
Class R	614,938	5,883,559	438,726	4,110,964
Class R1	410,658	3,911,341	107,909	1,010,776
Class R2	162,540	1,538,277	178,491	1,672,669
Class R3	1,409,413	13,420,296	566,006	5,301,972
Class R4	1,245,047	11,800,372	1,323,023	12,405,415
Class R5	496,376	4,721,419	—	—
Class 529A (c)	—	—	5,924	55,565
Class 529B (c)	—	—	1,011	9,420
Class 529C (c)	—	—	874	8,240
	40,244,550	$383,213,074	22,923,173	$214,868,545
Shares issued to shareholders in reinvestment of distributions
Class A	2,494,731	$23,661,322	2,638,948	$24,744,925
Class B	350,066	3,312,628	479,290	4,484,566
Class C	84,568	804,480	95,876	901,006
Class I	2,317,775	21,983,889	1,999,288	18,748,667
Class R	22,539	212,377	46,568	436,339
Class R1	6,776	64,570	1,451	13,630
Class R2	5,121	48,445	3,276	30,732
Class R3	28,413	270,777	11,854	111,221
Class R4	50,924	484,025	22,714	213,544
Class R5	3,673	34,824	261	2,443
Class 529A (c)	138	883	1,633	15,282
Class 529B (c)	107	695	1,418	13,272
Class 529C (c)	70	447	828	7,787
	5,364,901	$50,879,362	5,303,405	$49,723,414

39

Notes to Financial Statements – continued

	Year ended 2/29/08		Year ended 2/28/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(30,591,183)	$(290,386,750)	(24,024,930)	$(224,930,513)
Class B	(6,148,724)	(58,253,955)	(7,334,208)	(68,583,138)
Class C	(1,293,975)	(12,309,138)	(1,418,028)	(13,309,913)
Class I	(6,964,969)	(66,933,076)	(1,458,523)	(13,641,690)
Class R	(1,212,138)	(11,430,067)	(671,979)	(6,303,837)
Class R1	(87,112)	(827,584)	(67,787)	(635,778)
Class R2	(179,575)	(1,691,871)	(88,895)	(834,531)
Class R3	(433,890)	(4,132,887)	(310,344)	(2,910,384)
Class R4	(584,913)	(5,573,778)	(628,599)	(5,914,599)
Class R5	(120,163)	(1,140,902)	—	—
Class 529A (c)	(39,015)	(370,085)	(11,040)	(102,491)
Class 529B (c)	(35,700)	(338,555)	(12,793)	(119,862)
Class 529C (c)	(23,257)	(221,577)	(3,286)	(30,672)
	(47,714,614)	$(453,610,225)	(36,030,412)	$(337,317,408)
Net change
Class A	(1,376,105)	$(12,201,202)	(10,100,718)	$(94,442,569)
Class B	(3,478,194)	(32,702,790)	(5,398,881)	(50,502,271)
Class C	706,025	6,977,804	(870,502)	(8,164,064)
Class I	302,141	1,743,398	7,649,023	71,816,338
Class R	(574,661)	(5,334,131)	(186,685)	(1,756,534)
Class R1	330,322	3,148,327	41,573	388,628
Class R2	(11,914)	(105,149)	92,872	868,870
Class R3	1,003,936	9,558,186	267,516	2,502,809
Class R4	711,058	6,710,619	717,138	6,704,360
Class R5	379,886	3,615,341	261	2,443
Class 529A (c)	(38,877)	(369,202)	(3,483)	(31,644)
Class 529B (c)	(35,593)	(337,860)	(10,364)	(97,170)
Class 529C (c)	(23,187)	(221,130)	(1,584)	(14,645)
	(2,105,163)	$(19,517,789)	(7,803,834)	$(72,725,449)

(c)	Class 529A, Class 529B, and Class 529C shares closed on March 31, 2007.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Conservative Allocation Fund were the owners of record of approximately 17%, 10% and 6%, respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

40

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended February 29, 2008, the fund’s commitment fee and interest expense were $6,739 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	594,299,568	(557,775,627)	36,523,941

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions from Underlying Funds	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	—	—	$1,686,593	$36,523,941

(8)	Subsequent Event

On October 23, 2007 the Board of Trustees approved, on or about April 18, 2008, the conversion of Class R shares and Class R2 shares into Class R3 shares. After the conversion, Class R3, Class R4, and Class R5 will be renamed Class R2, Class R3, and Class R4, respectively.

41

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Government Securities Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 Shares of the fund.

Number of Dollars
For	1,710,968.22
Against	0.00
Abstain	68,357.07

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (the “Fund”) as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 17, 2008

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee and President	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning(k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer(k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

48

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhatten Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

50

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

MFS
INVESTMENT MANAGEMENT

SSW
NE
NNE

Annual report

MFS® Diversified Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

2/29/08

DIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

Many of our MFS® fund shareholders have been justifiably concerned, as have most investors around the world, about the state of the global economy. As we enter 2008 we see the market volatility that began in the third quarter of 2007 has intensified.

We here at MFS, and those before us who guided the firm with the same disciplined investment process, have weathered many major economic disruptions over our eight-plus decades of managing clients’ investments. We have managed money through the Great Depression, 14 recessions, as well as numerous market crises caused by wars, political upheavals, and terrorist attacks. MFS remains in business because our investors believe in the integrity of our long-term investment strategy and its proven results.

Worries over market volatility are valid, and investors cannot always expect to see the kind of returns stocks have delivered in the bull markets of past years. Yet we believe our strategy of ADR — allocating across the major asset classes, diversifying within each class, and regularly rebalancing your portfolio to maintain your desired allocation — can help you pursue the highest investment returns while minimizing the effects of market fluctuations.

MFS is a world leader in domestic and global investing. Our team approach is research driven, globally integrated, and balanced. We have 176 investment management professionals located in the Americas, Europe, and Asia who focus on the fundamentals of each security and then integrate our sophisticated quantitative approach.* This collaborative process allows us to find opportunities in any market environment.

I personally would like to thank you for your continued business. We want you to be confident that we are constantly managing our fund offerings with you in mind, while adding new products that can help you to choose what fits your unique financial goals.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

April 15, 2008

* as of 12/31/07

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	3.8%
U.S. Treasury Notes, 4.25%, 2013	2.6%
U.S. Treasury Bonds, 6.75%, 2026	2.1%
Financing Corp., 9.4%, 2018	2.0%
Fannie Mae, 6.0%, 30 Years	1.5%
U.S. Treasury Notes, 5.125%, 2011	1.4%
Exxon Mobil Corp	1.3%
Fannie Mae, 5.5%, 30 Years	1.2%
Simon Property Group Inc., REIT	1.1%
Freddie Mac, 5.4%, 2009	1.0%

Credit quality of bonds (r)
AAA	43.0%
AA	0.4%
A	3.6%
BBB	6.2%
BB	18.9%
B	22.3%
CCC	4.8%
D (o)	0.0%
Not Rated	0.8%

Portfolio facts
Average Duration (d)(i)	5.2
Average Life (i)(m)	8.5 yrs.
Average Maturity (i)(m)	12.1 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 02/29/08.

Percentages are based on net assets as of 02/29/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund includes investments in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (REITs), and domestic equity securities.

For the twelve months ended February 29, 2008, Class A shares of the MFS Diversified Income Fund provided a total return of –3.18%, at net asset value. This compares with a return of 7.30% for the fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index was added as a benchmark for the fund, effective 02/29/2008, as it is believed that the addition of this index more closely corresponds to the investment objective and policies of the fund.

In our review of the performance of this fund, we also look to a number of different benchmarks, each reflecting the results of the various markets in which we invest. The following are returns over the same period for the fund’s other benchmarks: 5.51% for the JPMorgan Emerging Markets Bond Index Global, –3.30% for the Lehman Brothers U.S. High-Yield Corporate Bond Index, –7.91% for the Russell 1000 Value Index, –24.82% for the MSCI U.S. REIT Index, and 8.98% for the Lehman Brothers U.S. Government/Mortgage Bond Index.

Market Environment

The U.S. economy and financial markets experienced deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and the domestic economy continued to be buffeted by headwinds as we entered 2008. These challenges included continued weakness in the housing market, subdued corporate investment, signs of a weaker job market, and a tighter credit environment as banks sought to repair balance sheets. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese growth slowed over the reporting period and European financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. Late in the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design a modest fiscal stimulus package. Though the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

Management Review – continued

By the end of the reporting period, bond yields and credit spreads implied market expectations of further financial and economic weakening, as well as continued rate cuts by many global central banks. However, global equity markets recorded only a modest decline from third quarter highs.

Detractors from Performance

Conservative security selection in emerging markets debt was the principal factor holding back the fund’s relative performance over the reporting period. Although underweighting high yield corporate bonds and overweighting domestic equities had a negative impact on results, strong security selection in the fund’s high yield corporate bond and domestic equity sectors were overall contributors to relative returns.

Contributors to Performance

The fund received a considerable boost from underweighting real estate investment trusts, which substantially underperformed other asset classes due to subprime mortgage turmoil. Strong security selection within this sector also helped. Security selection and a slight overweight in U.S. government bonds was a positive as investors sought safer investments amid the troubled credit market. As noted above, our security selection in high yield corporate bonds and domestic equities bolstered relative performance. The fund’s cash position aided relative results as cash returns provided a relatively safe harbor amid an otherwise difficult market environment.

Respectfully,

John Addeo	David Cole	Richard Gable	Thomas Pedulla
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Jonathan Sage	Leo Saraceno	Geoffrey Schechter
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

James Swanson
Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/29/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

For the period from the commencement of the fund’s investment operations, May 26, 2006, through the stated period

Performance Summary – continued

Total returns through 2/29/08

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	5/26/06	(3.18)%	5.33%
C	5/26/06	(3.87)%	4.54%
I	5/26/06	(2.89)%	5.64%

Comparative Benchmarks

Lehman Brothers U.S. Aggregate Bond Index	7.30%	7.95%
JPMorgan Emerging Markets Bond Index Global (f)	5.51%	9.84%
Lehman Brothers U.S. Government/Mortgage Bond Index (f)	8.98%	8.68%
Lehman Brothers U.S. High-Yield Corporate Bond Index (f)	(3.30)%	4.04%
MSCI U.S. REIT Index (f)	(24.82)%	0.35%
Russell 1000 Value Index (f)	(7.91)%	3.45%

Average annual with sales charge

Share Class

A With Initial Sales Charge (4.75%)	(7.78)%	2.46%
C With CDSC (1% for 12 months) (x)	(4.79)%	4.54%

Class I shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 26, 2006 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Lehman Brothers U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Performance Summary – continued

Lehman Brothers U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Morgan Stanley Capital International (MSCI) U.S. REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2007 through February 29, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2007 through February 29, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/07	Ending Account Value 2/29/08	Expenses Paid During Period (p) 9/01/07-2/29/08
A	Actual	0.95%	$1,000.00	$981.02	$4.68
	Hypothetical (h)	0.95%	$1,000.00	$1,020.14	$4.77
C	Actual	1.65%	$1,000.00	$976.63	$8.11
	Hypothetical (h)	1.65%	$1,000.00	$1,016.66	$8.27
I	Actual	0.65%	$1,000.00	$981.56	$3.20
	Hypothetical (h)	0.65%	$1,000.00	$1,021.63	$3.27

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/29/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 61.1%
Issuer	Shares/Par	Value ($)

Aerospace - 0.3%
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	$360,000	$357,251
Vought Aircraft Industries, Inc., 8%, 2011	305,000	282,506

		$639,757
Agency - Other - 3.7%
Financing Corp., 9.4%, 2018	$3,475,000	$4,906,384
Financing Corp., 10.35%, 2018	1,415,000	2,125,039
Financing Corp., STRIPS, 0%, 2017	3,375,000	2,254,872

		$9,286,295
Automotive - 0.3%
Allison Transmission, Inc., 11%, 2015 (l)(n)	$385,000	$329,175
Ford Motor Credit Co. LLC, 9.75%, 2010	381,000	358,286
Ford Motor Credit Co. LLC, 8%, 2016	145,000	118,750

		$806,211
Broadcasting - 1.8%
Allbritton Communications Co., 7.75%, 2012	$395,000	$393,025
Bonten Media Acquisition Co., 9%, 2015 (n)(p)	285,000	208,406
CanWest MediaWorks LP, 9.25%, 2015 (n)	120,000	112,800
Grupo Televisa S.A., 8.5%, 2032	422,000	510,280
ION Media Networks, Inc., FRN, 10.508%, 2013 (n)	455,000	350,919
Lamar Media Corp., 6.625%, 2015	280,000	257,600
LBI Media, Inc., 8.5%, 2017 (n)	185,000	161,875
LIN TV Corp., 6.5%, 2013	1,150,000	1,040,750
Local TV Finance LLC, 9.25%, 2015 (n)(p)	445,000	362,675
Nexstar Broadcasting Group, Inc., 7%, 2014	230,000	208,725
Univision Communications, Inc., 9.75%, 2015 (l)(n)(p)	1,235,000	852,150

		$4,459,205
Brokerage & Asset Managers - 0.1%
Nuveen Investments, Inc., 10.5%, 2015 (n)	$280,000	$254,450

Building - 0.1%
Building Materials Corp. of America, 7.75%, 2014	$175,000	$129,500
Ply Gem Industries, Inc., 9%, 2012	205,000	148,625

		$278,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - 0.2%
SunGard Data Systems, Inc., 10.25%, 2015	$507,000	$504,465

Cable TV - 0.9%
CCH I Holdings LLC, 11%, 2015	$345,000	$239,775
CCH II Holdings LLC, 10.25%, 2010	150,000	137,250
CCO Holdings LLC, 8.75%, 2013	1,100,000	965,250
CSC Holdings, Inc., 6.75%, 2012	400,000	386,000
Mediacom LLC, 9.5%, 2013	205,000	179,375
NTL Cable PLC, 9.125%, 2016	200,000	168,000
Videotron LTEE, 6.875%, 2014	135,000	130,950

		$2,206,600
Chemicals - 0.9%
Innophos, Inc., 8.875%, 2014	$615,000	$599,625
Koppers Holdings, Inc., 9.875%, 2013	190,000	200,925
Momentive Performance Materials, Inc., 11.5%, 2016	360,000	275,400
Mosaic Co., 7.625% to 2008, 7.875% to 2016 (n)	475,000	510,625
Nalco Co., 8.875%, 2013	610,000	622,200

		$2,208,775
Computer Software - 0.1%
First Data Corp., 9.875%, 2015 (n)	$285,000	$247,238

Consumer Goods & Services - 0.4%
Corrections Corp. of America, 6.25%, 2013	$180,000	$179,550
Service Corp. International, 7.375%, 2014	125,000	127,500
Service Corp. International, 7%, 2017	540,000	535,950
Visant Holding Corp., 8.75%, 2013	193,000	182,868

		$1,025,868
Containers - 0.5%
Crown Americas LLC, 7.625%, 2013	$190,000	$192,375
Greif, Inc., 6.75%, 2017	570,000	550,050
Owens-Brockway Glass Container, Inc., 8.25%, 2013	535,000	553,725

		$1,296,150
Defense Electronics - 0.2%
L-3 Communications Corp., 5.875%, 2015	$450,000	$437,625

Electronics - 0.2%
Flextronics International Ltd., 6.25%, 2014	$315,000	$292,163
Spansion LLC, 11.25%, 2016 (n)	430,000	296,700

		$588,863

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 3.6%
Codelco, Inc., 5.625%, 2035	$1,645,000	$1,524,635
Gaz Capital S.A., 6.51%, 2022	500,000	455,650
Gazprom International S.A., 6.212%, 2016 (l)	1,548,000	1,460,228
Gazprom International S.A., 7.201%, 2020	1,326,964	1,361,730
Gazprom International S.A., 6.51%, 2022 (n)	620,000	565,006
Majapahit Holding B.V., 7.75%, 2016	600,000	592,500
National Power Corp., 6.875%, 2016 (n)	100,000	100,750
National Power Corp., 6.875%, 2016	300,000	302,250
OAO Gazprom, 9.625%, 2013	720,000	820,800
Pemex Project Funding Master Trust, 6.625%, 2035	1,887,000	1,973,517

		$9,157,066
Emerging Market Sovereign - 10.4%
Banque Centrale de Tunisie, 7.375%, 2012	$200,000	$217,000
Federative Republic of Brazil, 6%, 2017	2,456,000	2,517,400
Federative Republic of Brazil, 8%, 2018	1,033,000	1,169,873
Federative Republic of Brazil, 11%, 2040	332,000	446,374
Republic of Argentina, 7%, 2013	2,184,108	1,884,582
Republic of Argentina, 8.28%, 2033 (l)	719,887	634,221
Republic of Argentina, FRN, 3.092%, 2012	1,748,063	1,531,068
Republic of Colombia, 7.375%, 2017	729,000	801,900
Republic of Colombia, 7.375%, 2037	675,000	717,863
Republic of Croatia, FRN, 4%, 2010	568,182	569,034
Republic of El Salvador, 7.65%, 2035 (n)	225,000	240,750
Republic of El Salvador, 7.65%, 2035	900,000	963,000
Republic of Indonesia, 8.5%, 2035	1,887,000	2,163,000
Republic of Panama, 9.375%, 2029	840,000	1,108,800
Republic of Panama, 6.7%, 2036	816,000	820,080
Republic of Peru, 6.55%, 2037	802,000	822,050
Republic of Philippines, 9.375%, 2017	460,000	562,350
Republic of Philippines, 7.75%, 2031	575,000	636,094
Republic of Turkey, 7.375%, 2025	297,000	302,569
Republic of Turkey, 8%, 2034	85,000	90,419
Republic of Turkey, 6.875%, 2036	1,150,000	1,060,875
Republic of Uruguay, 9.25%, 2017	650,000	773,500
Republic of Uruguay, 8%, 2022	398,000	429,840
Republic of Uruguay, 7.625%, 2036	700,000	719,250
Republic of Venezuela, 8.5%, 2014	1,307,000	1,261,255
Russian Federation, 3%, 2008	1,487,000	1,480,309
United Mexican States, 8.3%, 2031	470,000	606,300
United Mexican States, 6.75%, 2034	1,068,000	1,173,732
United Mexican States, 6.05%, 2040	466,000	460,175

		$26,163,663

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - 1.1%
Chaparral Energy, Inc., 8.875%, 2017	$430,000	$367,650
Chesapeake Energy Corp., 6.875%, 2016	515,000	507,275
Forest Oil Corp., 7.25%, 2019 (n)	210,000	211,575
Hilcorp Energy I LP, 7.75%, 2015 (n)	95,000	89,538
Hilcorp Energy I LP, 9%, 2016 (n)	340,000	340,000
Mariner Energy, Inc., 8%, 2017	345,000	331,200
OPTI Canada, Inc., 8.25%, 2014 (n)	245,000	241,938
Plains Exploration & Production Co., 7%, 2017	520,000	499,200
Quicksilver Resources, Inc., 7.125%, 2016	220,000	210,650

		$2,799,026
Energy - Integrated - 0.6%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)	$746,000	$722,799
TNK-BP Finance S.A., 7.5%, 2016 (n)	14,000	13,423
TNK-BP Finance S.A., 7.5%, 2016	700,000	671,160

		$1,407,382
Entertainment - 0.0%
Marquee Holdings, Inc., 9.505%, 2014	$100,000	$73,000

Financial Institutions - 0.3%
General Motors Acceptance Corp., 6.875%, 2011	$612,000	$499,347
Residential Capital LLC, 8.125%, 2008	439,000	339,128
Residential Capital LLC, 8.5%, 2012	36,000	19,620

		$858,095
Food & Beverages - 0.3%
ARAMARK Corp., 8.5%, 2015	$485,000	$477,725
Del Monte Corp., 6.75%, 2015	300,000	285,000

		$762,725
Forest & Paper Products - 0.6%
Buckeye Technologies, Inc., 8%, 2010	$434,000	$431,830
Catalyst Paper Corp., 8.625%, 2011	95,000	79,563
Graphic Packaging International Corp., 9.5%, 2013	75,000	70,688
Millar Western Forest Products Ltd., 7.75%, 2013	585,000	424,125
NewPage Holding Corp., 10%, 2012 (n)	515,000	516,288

		$1,522,494
Gaming & Lodging - 1.3%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	$670,000	$482,400
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)	295,000	257,756

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Gaming & Lodging - continued
Harrah’s Operating Co., Inc., 5.75%, 2017		$535,000	$304,950
Harrah’s Operating Co., Inc., 10.75%, 2018 (p)(z)		155,000	127,100
Isle of Capri Casinos, Inc., 7%, 2014		500,000	341,250
MGM Mirage, 6.75%, 2013		750,000	705,000
MGM Mirage, 7.5%, 2016		105,000	97,650
Pinnacle Entertainment, Inc., 7.5%, 2015 (n)		220,000	169,400
Station Casinos, Inc., 6.5%, 2014		520,000	347,100
Station Casinos, Inc., 6.875%, 2016		180,000	113,400
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015		350,000	243,250

			$3,189,256
Industrial - 0.2%
Blount, Inc., 8.875%, 2012		$280,000	$272,300
Cii Carbon LLC, 11.125%, 2015 (n)		300,000	261,000
JohnsonDiversey, Inc., 9.625%, 2012	EUR	45,000	62,211

			$595,511
Insurance - Property & Casualty - 0.1%
USI Holdings Corp., 9.75%, 2015 (n)		$280,000	$218,750

Medical & Health Technology & Services - 1.5%
Community Health Systems, Inc., 8.875%, 2015		$460,000	$451,375
Cooper Cos., Inc., 7.125%, 2015		310,000	294,500
DaVita, Inc., 7.25%, 2015		720,000	712,800
HCA, Inc., 6.375%, 2015		395,000	329,825
HCA, Inc., 9.25%, 2016		275,000	281,875
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)		430,000	444,513
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)		180,000	177,075
Psychiatric Solutions, Inc., 7.75%, 2015		190,000	188,100
U.S. Oncology, Inc., 10.75%, 2014		450,000	444,375
Universal Hospital Services, Inc., 8.5%, 2015 (p)		205,000	204,488
Universal Hospital Services, Inc., FRN, 8.287%, 2015		65,000	61,100
VWR Funding, Inc., 10.25%, 2015 (p)		155,000	145,313

			$3,735,339
Metals & Mining - 1.2%
FMG Finance Ltd., 10.625%, 2016 (n)		$790,000	$896,650
Foundation PA Coal Co., 7.25%, 2014		100,000	99,000
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017		580,000	614,800
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015		280,000	269,150
Peabody Energy Corp., 7.375%, 2016		105,000	108,675
Peabody Energy Corp., “B”, 6.875%, 2013		540,000	550,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
PNA Group, Inc., 10.75%, 2016	$500,000	$440,000
Ryerson, Inc., 12%, 2015 (n)	120,000	112,800

		$3,091,200
Mortgage Backed - 14.7%
Fannie Mae, 5.972%, 2008	$99,764	$99,722
Fannie Mae, 4.374%, 2013	133,261	132,706
Fannie Mae, 4.495%, 2013	186,358	186,128
Fannie Mae, 4.51%, 2013	123,938	124,324
Fannie Mae, 5.369%, 2013	97,676	102,003
Fannie Mae, 4.56%, 2014 - 2015	212,794	211,677
Fannie Mae, 4.76%, 2014	86,844	87,712
Fannie Mae, 4.871%, 2014	318,920	322,859
Fannie Mae, 4.88%, 2014	104,572	105,262
Fannie Mae, 4.935%, 2014	169,481	171,976
Fannie Mae, 4.991%, 2014	175,556	177,411
Fannie Mae, 4.6%, 2015	28,922	28,679
Fannie Mae, 4.69%, 2015	202,048	202,428
Fannie Mae, 4.7%, 2015	62,357	62,456
Fannie Mae, 4.78%, 2015	85,801	85,978
Fannie Mae, 4.79%, 2015	128,960	128,233
Fannie Mae, 4.81%, 2015	193,020	193,733
Fannie Mae, 4.85%, 2015	185,940	187,845
Fannie Mae, 4.856%, 2015	156,290	155,885
Fannie Mae, 4.925%, 2015	153,545	154,487
Fannie Mae, 5.022%, 2015	169,820	172,045
Fannie Mae, 5.034%, 2015	67,022	67,473
Fannie Mae, 5.09%, 2016	68,221	69,317
Fannie Mae, 5.259%, 2016	75,000	75,840
Fannie Mae, 5.423%, 2016	34,184	35,128
Fannie Mae, 5.574%, 2016	112,347	114,510
Fannie Mae, 5.93%, 2016	122,102	128,446
Fannie Mae, 6.039%, 2016	71,231	75,675
Fannie Mae, 4.996%, 2017	282,518	285,259
Fannie Mae, 5.05%, 2017	70,000	70,571
Fannie Mae, 5.06%, 2017	110,000	110,959
Fannie Mae, 5.32%, 2017	116,164	117,420
Fannie Mae, 5.456%, 2017	115,000	117,467
Fannie Mae, 5.476%, 2017	168,477	172,230
Fannie Mae, 5.5%, 2017 - 2038	11,193,144	11,300,370
Fannie Mae, 5.54%, 2017	190,000	197,114
Fannie Mae, 5.559%, 2017	109,036	112,033

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage Backed - continued
Fannie Mae, 5.631%, 2017	$112,907	$116,493
Fannie Mae, 6%, 2017 - 2037	4,272,501	4,380,466
Fannie Mae, 6.5%, 2017 - 2037	354,057	367,827
Fannie Mae, 4.5%, 2018 - 2020	2,425,589	2,438,507
Fannie Mae, 5.19%, 2020	100,010	98,569
Fannie Mae, 5.35%, 2023	99,273	100,720
Fannie Mae, 5%, 2025 - 2028	2,132,726	2,167,341
Freddie Mac, 4.5%, 2015 - 2021	131,427	132,738
Freddie Mac, 6%, 2017 - 2037	671,642	687,350
Freddie Mac, 5%, 2018 - 2027	3,947,490	4,008,368
Freddie Mac, 5.5%, 2022 - 2038	3,353,257	3,416,044
Freddie Mac, 4%, 2024	232,977	233,643
Freddie Mac, 6.5%, 2037	1,427,603	1,483,379
Ginnie Mae, 5.5%, 2033 - 2038	1,058,431	1,084,241

		$36,859,047
Municipals - 0.9%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$585,000	$572,358
Clark County, NV School District, 5%, 2017	500,000	530,835
Gwinnett County Development Authority, GA, Certificates of Participation (Gwinnett County Public Schools Project), 5.25%, 2020 (c)	275,000	298,928
Massachusetts State, 5.5%, 2010	520,000	546,359
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	310,000	329,282

		$2,277,762
Natural Gas - Distribution - 0.4%
AmeriGas Partners LP, 7.125%, 2016	$300,000	$292,500
Inergy LP, 6.875%, 2014	820,000	795,400

		$1,087,900
Natural Gas - Pipeline - 1.1%
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	$450,000	$466,795
El Paso Corp., 7.75%, 2032	360,000	371,465
Knight, Inc., 7.25%, 2028	1,180,000	1,174,100
Williams Cos., Inc., 8.75%, 2032	420,000	494,550
Williams Partners LP, 7.25%, 2017	175,000	176,313

		$2,683,223

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - 0.3%
Cincinnati Bell, Inc., 8.375%, 2014		$55,000	$52,800
Citizens Communications Co., 9.25%, 2011		250,000	263,125
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)		195,000	192,075
Qwest Capital Funding, Inc., 7.25%, 2011		235,000	228,538

			$736,538
Other Banks & Diversified Financials - 0.7%
RSHB Capital S.A., 7.175%, 2013		$748,000	$763,932
RSHB Capital S.A., 6.299%, 2017		500,000	466,250
Russian Standard Finance S.A., 8.625%, 2011		375,000	354,375
VTB Capital S.A., 6.609%, 2012 (n)		108,000	105,840

			$1,690,397
Precious Metals & Minerals - 0.7%
Alrosa Finance S.A., 8.875%, 2014		$1,700,000	$1,838,108

Printing & Publishing - 0.6%
American Media Operations, Inc., 10.25%, 2009 (l)		$419,726	$287,512
Dex Media, Inc., 0% to 2008, 9% to 2013		250,000	180,000
Idearc, Inc., 8%, 2016		856,000	505,040
Nielsen Finance LLC, 0% to 2011, 11.125% to 2016	EUR	115,000	98,710
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016		25,000	15,875
Quebecor World, Inc., 6.125%, 2013 (d)(l)		120,000	52,800
R.H. Donnelley Corp., 8.875%, 2016		530,000	315,350

			$1,455,287
Retailers - 0.1%
Couche-Tard, Inc., 7.5%, 2013		$130,000	$129,350

Specialty Stores - 0.1%
Payless ShoeSource, Inc., 8.25%, 2013		$170,000	$154,700

Supermarkets - 0.1%
Stater Brothers Holdings, Inc., 7.75%, 2015		$230,000	$218,500

Telecommunications - Wireless - 0.5%
Alltel Corp., 7%, 2012		$263,000	$207,770
American Tower Corp., 7%, 2017 (n)		135,000	134,663
MetroPCS Wireless, Inc., 9.25%, 2014		250,000	220,000
UBS Luxembourg S.A., 8.25%, 2016		300,000	297,390
Wind Acquisition Finance S.A., 10.75%, 2015 (n)		375,000	379,688

			$1,239,511

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - 0.1%
Hertz Corp., 8.875%, 2014	$180,000	$171,450

U.S. Government Agencies - 1.6%
Freddie Mac, 5.4%, 2009	$2,522,000	$2,550,171
Small Business Administration, 5.16%, 2018	500,000	490,850
Small Business Administration, 6.34%, 2021	448,285	473,933
Small Business Administration, 6.07%, 2022	387,683	413,808

		$3,928,762
U.S. Treasury Obligations - 6.8%
U.S. Treasury Bonds, 9.25%, 2016 (l)	$576,000	$814,185
U.S. Treasury Bonds, 6.75%, 2026 (l)	3,950,000	5,156,603
U.S. Treasury Bonds, 4.375%, 2038 (l)	119,000	118,098
U.S. Treasury Notes, 6.5%, 2010 (l)	53,000	57,903
U.S. Treasury Notes, 5.125%, 2011 (f)(l)	3,256,000	3,583,381
U.S. Treasury Notes, 4.25%, 2013 (l)	5,956,000	6,445,041
U.S. Treasury Notes, 4%, 2014	18,000	19,226
U.S. Treasury Notes, 5.125%, 2016 (l)	655,000	737,796

		$16,932,233
Utilities - Electric Power - 1.5%
AES Corp., 9.375%, 2010	$30,000	$31,650
Dynegy Holdings, Inc., 7.5%, 2015	235,000	220,019
Edison Mission Energy, 7%, 2017	845,000	830,213
Mirant Americas Generation LLC, 8.3%, 2011	600,000	603,750
Mirant North America LLC, 7.375%, 2013	135,000	135,506
NRG Energy, Inc., 7.375%, 2016	795,000	766,181
Reliant Energy, Inc., 6.75%, 2014	440,000	447,700
Reliant Energy, Inc., 7.875%, 2017	585,000	575,494
Sierra Pacific Resources, 8.625%, 2014	135,000	143,556

		$3,754,069
Total Bonds (Identified Cost, $155,109,925)		$152,969,971

Common Stocks - 32.7%
Aerospace - 0.2%
Northrop Grumman Corp.	6,496	$510,649

Biotechnology - 0.2%
Amgen, Inc. (a)	8,450	$384,644

Broadcasting - 0.2%
Walt Disney Co.	12,839	$416,112

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - 0.5%
Goldman Sachs Group, Inc.	680	$115,348
Lehman Brothers Holdings, Inc.	4,742	241,795
Merrill Lynch & Co., Inc.	4,080	202,205
Morgan Stanley	19,180	807,862

		$1,367,210
Chemicals - 0.4%
Dow Chemical Co.	14,524	$547,410
PPG Industries, Inc.	6,870	425,803

		$973,213
Computer Software - 0.0%
McAfee, Inc. (a)	3,553	$118,208

Computer Software - Systems - 0.5%
International Business Machines Corp.	10,520	$1,197,807

Construction - 0.1%
NVR, Inc. (a)	670	$362,256

Consumer Goods & Services - 0.2%
Kimberly-Clark Corp.	1,823	$118,823
Procter & Gamble Co.	4,630	306,413

		$425,236
Electrical Equipment - 0.4%
General Electric Co.	12,830	$425,186
Rockwell Automation, Inc.	1,867	102,144
Tyco International Ltd.	7,810	312,869
WESCO International, Inc. (a)	5,080	203,200

		$1,043,399
Electronics - 0.3%
Intel Corp.	40,370	$805,382

Energy - Integrated - 2.8%
Chevron Corp.	26,250	$2,274,825
ConocoPhillips	1,840	152,186
Exxon Mobil Corp.	36,810	3,202,838
Hess Corp.	8,810	820,916
Marathon Oil Corp.	10,910	579,976

		$7,030,741

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 0.3%
General Mills, Inc.	9,897	$554,133
SYSCO Corp.	3,260	91,476

		$645,609
Food & Drug Stores - 0.2%
CVS Caremark Corp.	14,900	$601,662

Gaming & Lodging - 0.4%
Penn National Gaming, Inc. (a)	2,770	$126,949
Royal Caribbean Cruises Ltd.	26,160	915,862

		$1,042,811
General Merchandise - 0.3%
Macy’s, Inc.	16,085	$396,978
Wal-Mart Stores, Inc.	8,260	409,613

		$806,591
Health Maintenance Organizations - 0.4%
Aetna, Inc.	5,220	$258,912
AMERIGROUP Corp. (a)	3,610	129,960
Coventry Health Care, Inc. (a)	3,800	197,106
Humana, Inc. (a)	4,830	330,034

		$916,012
Insurance - 1.6%
Ace Ltd.	3,557	$200,046
Allstate Corp.	6,960	332,201
Endurance Specialty Holdings Ltd.	7,980	313,614
Hartford Financial Services Group, Inc.	8,870	620,013
IPC Holdings Ltd.	12,850	348,492
MetLife, Inc.	13,440	783,014
Travelers Cos., Inc.	25,120	1,165,819
XL Capital Ltd., “A”	5,570	200,854

		$3,964,053
Machinery & Tools - 0.8%
Eaton Corp.	10,000	$806,300
Ingersoll-Rand Co. Ltd., “A”	5,790	242,369
Timken Co.	33,269	1,002,395

		$2,051,064
Major Banks - 1.9%
Bank of America Corp.	53,461	$2,124,540
JPMorgan Chase & Co.	45,350	1,843,478

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
PNC Financial Services Group, Inc.	7,010	$430,624
Regions Financial Corp.	15,259	323,491

		$4,722,133
Medical & Health Technology & Services - 0.6%
Tenet Healthcare Corp. (a)	303,668	$1,460,643

Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc.	3,660	$369,148
Nucor Corp.	6,790	438,430
Southern Copper Corp. (l)	1,880	214,527
United States Steel Corp.	1,570	170,267

		$1,192,372
Natural Gas - Distribution - 0.1%
Energen Corp.	3,870	$232,200

Natural Gas - Pipeline - 0.2%
El Paso Corp.	17,070	$278,241
Williams Cos., Inc.	4,160	149,843

		$428,084
Other Banks & Diversified Financials - 0.8%
American Capital Strategies Ltd.	8,560	$310,642
CIT Group, Inc.	6,300	139,986
Citigroup, Inc.	42,783	1,014,427
Fannie Mae	4,440	122,766
New York Community Bancorp, Inc. (l)	20,570	335,908

		$1,923,729
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co.	5,820	$131,590
Eli Lilly & Co.	2,232	111,645
Johnson & Johnson	15,600	966,576
Merck & Co., Inc.	18,373	813,924
Pfizer, Inc.	45,450	1,012,626
Wyeth	5,590	243,836

		$3,280,197
Printing & Publishing - 0.0%
Deluxe Corp.	5,230	$108,941

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 0.2%
Frontline Ltd.	10,310	$465,393

Real Estate - 14.2%
Alexandria Real Estate Equities, Inc., REIT	18,778	$1,723,820
AvalonBay Communities, Inc., REIT	11,795	1,090,212
BRE Properties, Inc., REIT	28,046	1,207,661
Developers Diversified Realty Corp., REIT (l)	18,767	723,656
Douglas Emmett, Inc., REIT	13,350	282,887
EastGroup Properties, Inc., REIT	28,819	1,222,790
Equity Residential, REIT	26,684	1,018,795
General Growth Properties, Inc., REIT	44,533	1,572,460
GMH Communities Trust, REIT	84,017	752,792
HCP, Inc., REIT	38,189	1,114,355
Highwoods Properties, Inc., REIT	46,564	1,372,707
Host Hotels & Resorts, Inc., REIT	76,902	1,245,043
Kimco Realty Corp., REIT	45,473	1,535,623
Lexington Corporate Properties Trust, REIT (l)	97,062	1,404,487
Macerich Co., REIT	25,867	1,655,488
Medical Properties Trust, Inc., REIT (l)	152,093	1,822,074
Nationwide Health Properties, Inc., REIT	34,778	1,054,817
Pennsylvania Real Estate Investment Trust, REIT	41,570	1,028,026
Plum Creek Timber Co., Inc., REIT	38,387	1,561,967
ProLogis, REIT	35,240	1,898,731
Public Storage, Inc., REIT	15,322	1,246,598
Regency Centers Corp., REIT	18,424	1,093,464
Simon Property Group, Inc., REIT	31,633	2,650,845
SL Green Realty Corp., REIT	17,961	1,643,432
Ventas, Inc., REIT	50,027	2,092,129
Vornado Realty Trust, REIT	19,468	1,626,746

		$35,641,605
Restaurants - 0.2%
Darden Restaurants, Inc.	14,340	$442,102

Specialty Stores - 0.2%
Advance Auto Parts, Inc.	9,130	$306,220
TJX Cos., Inc.	3,730	119,360

		$425,580
Telephone Services - 1.2%
AT&T, Inc.	26,800	$933,444
Citizens Communications Co.	11,220	120,503
Embarq Corp.	17,729	743,554

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - continued
Qwest Communications International, Inc.	85,630	$462,402
Verizon Communications, Inc.	21,680	787,418

		$3,047,321
Tobacco - 0.5%
Altria Group, Inc.	18,780	$1,373,569

Utilities - Electric Power - 1.0%
Duke Energy Corp.	16,590	$290,989
Edison International	13,430	663,442
FirstEnergy Corp.	10,460	706,991
FPL Group, Inc.	2,850	171,827
NRG Energy, Inc.	9,210	380,097
Public Service Enterprise Group, Inc.	6,820	300,762

		$2,514,108
Total Common Stocks (Identified Cost, $92,463,453)		$81,920,636

Floating Rate Loans - 2.1% (g)(r)
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co., Letter of Credit, 4.73%, 2014 (o)	$17,026	$15,714
Hawker Beechcraft Acquisition Co., Term Loan B, 6.83%, 2014	299,842	276,729

		$292,443
Automotive - 0.5%
Allison Transmission, Inc., Term Loan B, 6.62%, 2014 (o)	$120,435	$105,983
Ford Motor Co., Term Loan B, 8%, 2013	793,849	678,174
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.35%, 2014 (o)	315,853	287,032
Mark IV Industries, Inc., Second Lien Term Loan, 11%, 2011	300,597	180,358

		$1,251,547
Broadcasting - 0.1%
Gray Television, Inc., Term Loan B, 6.73%, 2014 (o)	$92,284	$78,326
Univision Communications, Inc., Term Loan B, 5.49%, 2014 (o)	161,277	134,886
Young Broadcasting, Inc., Term Loan B, 2012 (o)	69,798	61,946
Young Broadcasting, Inc., Term Loan B1, 2012 (o)	21,724	19,280

		$294,438
Building - 0.1%
Building Materials Holding Corp., Second Lien Term Loan, 8.94%, 2014	$319,832	$207,890

Cable TV - 0.1%
CSC Holdings, Inc., Term Loan B, 6.9%, 2013	$198,264	$182,918
MCC Iowa Mediacom Broadband LLC, Term Loan A, 4.65%, 2012	181,685	156,249

		$339,167

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans - continued
Computer Software - 0.2%
First Data Corp., Term Loan B-2, 7.63%, 2014 (o)	$595,136	$540,416

Gaming & Lodging - 0.2%
Harrahs Entertainment, Inc., Term Loan B-2, 2015 (o)	$620,883	$568,729

Medical & Health Technology & Services - 0.3%
Advanced Medical Optics, Inc., Term Loan B, 6.77%, 2014	$124,676	$109,403
Community Health Systems, Inc., Term Loan, 5.34%, 2014	197,269	180,179
HCA, Inc., Term Loan B, 7.45%, 2013	623,264	572,902

		$862,484
Printing & Publishing - 0.0%
Idearc, Inc., Term Loan B, 2014 (o)	$24,686	$20,304

Retailers - 0.1%
Neiman Marcus, Term Loan B, 6.6%, 2013	$168,519	$155,494

Specialty Stores - 0.2%
Michaels Stores, Inc., Term Loan B, 5.45%, 2013 (o)	$452,619	$388,498

Utilities - Electric Power - 0.2%
Calpine Corp., 2009 (o)	$216,358	$191,927
TXU Corp. Term Loan B-3, 2014 (o)	280,238	255,522

		$447,449
Total Floating Rate Loans (Identified Cost, $5,913,586)		$5,368,859

Money Market Funds (v) - 2.7%
MFS Institutional Money Market Portfolio, 3.421% at Cost and Net Asset Value	$6,652,415	$6,652,415

Collateral for Securities Loaned - 4.0%
Citigroup Global Markets, Inc. Repurchase Agreement, 3.1%, dated 2/29/08, due 3/03/08, total to be received $10,092,656 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost and Net Asset Value	10,066,650	$10,066,650
Total Investments (Identified Cost, $270,206,029) (k)		$256,978,531

Other Assets, Less Liabilities - (2.6)%		(6,439,721)
Net Assets - 100.0%		$250,538,810

Portfolio of Investments – continued

(a)	Non-income producing security.
(c)	Refunded bond.
(d)	Non-income producing security – in default.
(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.
(k)	As of February 29, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $152,076,696 and 59.18% of market value. An independent pricing service provided an evaluated bid for 58.92% of the market value.
(l)	All or a portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,028,485, representing 4.4% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Harrah’s Operating Co., Inc., 10.75%, 2018	2/13/08-2/15/08	$126,638	$127,100
% of Net Assets			0.1%

Unfunded Loan Commitments

As of February 29, 2008, the fund had the following unfunded loan commitments of $15,521, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc., Delayed Draw, Term Loan B, 2014	$9,921	$(860)
Univision Communications, Inc., Delayed Draw, Term Loan B, 2014	5,600	(219)

	$15,521	$(1,079)

At February 29, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

Portfolio of Investments – continued

Derivative Contracts at 2/29/08

Forward Foreign Currency Exchange Contracts at 2/29/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Depreciation
SELL	EUR	100,793	3/17/08	$146,383	$153,067	$(6,684)

Futures contracts outstanding at 2/29/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond (Short)	12	$1,423,500	Jun-08	$(45,136)
U.S. Treasury Note 2 yr (Long)	35	7,522,266	Jun-08	51,831
U.S. Treasury Note 5 yr (Long)	15	1,713,750	Jun-08	28,659
U.S. Treasury Note 10 yr (Short)	25	2,932,031	Jun-08	(75,216)

				$(39,862)

At February 29, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $263,553,614)	$250,326,116
Underlying funds, at cost and value	6,652,415
Total Investments, at value including $23,400,625 of securities on loan (identified cost, $270,206,029)	$256,978,531
Cash	28,484
Receivable for investments sold	7,800,598
Receivable for fund shares sold	493,172
Interest and dividends receivable	2,499,755
Receivable from investment adviser	46,294
Other assets	5,046
Total assets		$267,851,880
Liabilities
Distributions payable	$221,413
Payable for forward foreign currency exchange contracts	6,684
Payable for daily variation margin on open futures contracts	11,500
Payable for investments purchased	6,040,152
Payable for fund shares reacquired	787,243
Unrealized depreciation on unfunded loan commitments	1,079
Collateral for securities loaned, at value (c)	10,066,650
Payable to affiliates
Management fee	8,968
Shareholder servicing costs	26,689
Distribution and service fees	7,295
Administrative services fee	230
Payable for independent trustees’ compensation	1,459
Accrued expenses and other liabilities	133,708
Total liabilities		$17,313,070
Net assets		$250,538,810
Net assets consist of:
Paid-in capital	$269,184,853
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(13,275,044)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(5,458,911)
Undistributed net investment income	87,912
Net assets		$250,538,810
Shares of beneficial interest outstanding		24,962,052

Statement of Assets and Liabilities – continued

Class A shares:
Net assets	$166,546,085
Shares outstanding	16,589,024
Net asset value per share		$10.04
Offering price per share (100 / 95.25 × net asset value per share)		$10.54
Class C shares:
Net assets	$82,485,773
Shares outstanding	8,222,967
Net asset value and offering price per share		$10.03
Class I shares
Net assets	$1,506,952
Shares outstanding	150,061
Net asset value, offering price, and redemption price per share		$10.04

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares.

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$11,369,700
Dividends	3,116,263
Dividends from underlying funds	386,099
Foreign taxes withheld	(2,327)
Total investment income		$14,869,735
Expenses
Management fee	$1,828,586
Distribution and service fees	1,442,585
Shareholder servicing costs	296,129
Administrative services fee	53,620
Independent trustees’ compensation	6,030
Custodian fee	83,528
Shareholder communications	56,438
Auditing fees	58,817
Legal fees	4,904
Miscellaneous	91,480
Total expenses		$3,922,117
Fees paid indirectly	(832)
Reduction of expenses by investment adviser	(658,020)
Net expenses		$3,263,265
Net investment income		$11,606,470
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(2,407,129)
Written options transactions	10,232
Futures contracts	(222,777)
Foreign currency transactions	(62)
Net realized gain (loss) on investments and foreign currency transactions		$(2,619,736)
Change in unrealized appreciation (depreciation)
Investments	$(19,603,047)
Futures contracts	(39,862)
Translation of assets and liabilities in foreign currencies	(6,605)
Unfunded loan commitments	(1,079)
Net unrealized gain (loss) on investments and foreign currency translation		$(19,650,593)
Net realized and unrealized gain (loss) on investments and foreign currency		$(22,270,329)
Change in net assets from operations		$(10,663,859)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/29/08	2/28/07
Change in net assets
From operations
Net investment income	$11,606,470	$2,909,418
Net realized gain (loss) on investments and foreign currency transactions	(2,619,736)	853,945
Net unrealized gain (loss) on investments and foreign currency translation	(19,650,593)	6,375,549
Change in net assets from operations	$(10,663,859)	$10,138,912
Distributions declared to shareholders
From net investment income
Class A	$(8,674,678)	$(2,272,559)
Class C	(3,283,944)	(653,322)
Class I	(102,874)	(72,756)
From net realized gain on investments
Class A	(1,838,588)	(29,122)
Class C	(830,763)	(10,423)
Class I	(19,205)	(541)
Total distributions declared to shareholders	$(14,750,052)	$(3,038,723)
Change in net assets from fund share transactions	$52,730,434	$216,122,098
Total change in net assets	$27,316,523	$223,222,287
Net assets
At beginning of period	223,222,287	—
At end of period (including undistributed net investment income of $87,912 and $17,454, respectively)	$250,538,810	$223,222,287

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 2/29/08	Period ended 2/28/07 (c)
Net asset value, beginning of period	$10.95	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	0.93
Total from investment operations	$(0.33)	$1.30
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.35)
From net realized gain on investments	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.58)	$(0.35)
Net asset value, end of period	$10.04	$10.95
Total return (%) (r)(s)(t)	(3.18)	13.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.36	(a)
Expenses after expense reductions (f)	0.95	0.95	(a)
Net investment income	4.35	4.45	(a)
Portfolio turnover	89	46
Net assets at end of period (000 Omitted)	$166,546	$156,447

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended 2/29/08	Period ended 2/28/07 (c)
Net asset value, beginning of period	$10.94	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	0.93
Total from investment operations	$(0.41)	$1.23
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.29)
From net realized gain on investments	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.50)	$(0.29)
Net asset value, end of period	$10.03	$10.94
Total return (%) (r)(s)(t)	(3.87)	12.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	2.01	(a)
Expenses after expense reductions (f)	1.65	1.65	(a)
Net investment income	3.64	3.67	(a)
Portfolio turnover	89	46
Net assets at end of period (000 Omitted)	$82,486	$64,316

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 2/29/08	Period ended 2/28/07 (c)
Net asset value, beginning of period	$10.95	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(0.81)	0.91
Total from investment operations	$(0.30)	$1.32
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.37)
From net realized gain on investments	(0.10)	(0.00	)(w)
Total distributions declared to shareholders	$(0.61)	$(0.37)
Net asset value, end of period	$10.04	$10.95
Total return (%) (r)(s)	(2.89)	13.45	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	1.29	(a)
Expenses after expense reductions (f)	0.65	0.65	(a)
Net investment income	4.67	4.84	(a)
Portfolio turnover	89	46
Net assets at end of period (000 Omitted)	$1,507	$2,459

(a)	Annualized.
(c)	For the period from the commencement of the fund's investment operations, May 26, 2006, through the stated period end.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Income Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the

Notes to Financial Statements – continued

market on which such futures contracts are primarily traded. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and

Notes to Financial Statements – continued

believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include written options, and futures contracts.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the

Notes to Financial Statements – continued

underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	524	$10,232
Options closed	—	—
Options exercised	—	—
Options expired	(524)	$(10,232)
Outstanding, end of period	—	—

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

At February 29, 2008, the value of securities loaned was $23,400,625. These loans were collateralized by cash of $10,066,650 and U.S. Treasury obligations of $13,667,587.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At February 29, 2008, the portfolio had unfunded loan commitments of $15,521, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Dividends received on REITs that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 29, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on March 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns since the inception of the fund remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

	2/29/08	2/28/07
Ordinary income (including any short-term capital gains)	$13,913,734	$3,038,723
Long-term capital gain	836,318	—
Total distributions	$14,750,052	$3,038,723

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/08
Cost of investments	$272,088,552
Gross appreciation	3,657,824
Gross depreciation	(18,767,845)
Net unrealized appreciation (depreciation)	$(15,110,021)
Undistributed ordinary income	$1,000,752
Undistributed long-term capital gain	303,519
Post-October capital loss deferral	(3,736,283)
Other temporary differences	(1,104,010)

Multiple Classes of Shares of Beneficial Interest – The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The adviser has engaged a sub-adviser for the real estate related component of the fund, Sun Capital Advisers LLC, referred to as Sun Capital or the sub-adviser. MFS pays a sub-advisory fee in an amount equal to 0.30% annually of the average daily net asset value of the fund’s assets managed by the sub-adviser.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class C	Class I
0.95%	1.65%	0.65%

This written agreement will continue through June 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended February 29, 2008, this reduction amounted to $656,734 and is reflected as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $165,691 for the year ended February 29, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.30%	$578,193
Class C	0.75%	0.25%	1.00%	1.00%	864,392
Total Distribution and Service Fees					$1,442,585

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2008 based on each class’ average daily net assets. 0.05% of the Class A distribution fee is currently being paid by the fund. Payment of the remaining 0.05% of the Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2008, were as follows:

Amount
Class A	$5,264
Class C	46,930

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2008, the fee was $114,734, which equated to 0.0409% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 29, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $181,395. The fund may also pay shareholder servicing related costs directly to non-related parties.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended February 29, 2008 was equivalent to an annual effective rate of 0.0191% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended February 29, 2008, the fee paid by the fund to Tarantino LLC was $1,795 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $1,286, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$102,486,319	$67,213,617
Investments (non-U.S. government securities)	$187,704,661	$171,678,461

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/08		Period ended (c) 2/28/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,371,028	$101,513,992	15,839,726	$168,001,449
Class C	4,263,522	46,159,401	6,062,654	64,640,226
Class I	257,125	2,769,345	330,293	3,408,157
	13,891,675	$150,442,738	22,232,673	$236,049,832
Shares issued to shareholders in reinvestment of distributions
Class A	779,055	$8,313,792	169,948	$1,832,412
Class C	235,015	2,501,528	35,102	379,283
Class I	11,564	123,853	6,874	73,117
	1,025,634	$10,939,173	211,924	$2,284,812
Shares reacquired
Class A	(7,849,246)	$(82,409,994)	(1,721,487)	$(18,641,988)
Class C	(2,154,925)	(22,570,029)	(218,401)	(2,353,187)
Class I	(343,161)	(3,671,454)	(112,634)	(1,217,371)
	(10,347,332)	$(108,651,477)	(2,052,522)	$(22,212,546)
Net change
Class A	2,300,837	$27,417,790	14,288,187	$151,191,873
Class C	2,343,612	26,090,900	5,879,355	62,666,322
Class I	(74,472)	(778,256)	224,533	2,263,903
	4,569,977	$52,730,434	20,392,075	$216,122,098

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2006, through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended February 29, 2008, the fund’s commitment fee and interest expense were $988 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	142,330,368	(135,677,953)	6,652,415

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$386,099	$6,652,415

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the Fund), including the portfolio of investments, as of February 29, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund at February 29, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 14, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee and President	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning(k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer(k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
John Addeo
David Cole
Richard Gable
Thomas Pedulla
Matthew Ryan
Jonathan Sage
Leo Saraceno
Geoffrey Schechter
James Swanson

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,130,357 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.18% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® INVESTMENT MANAGEMENT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 29, 2008 and February 28, 2007, respectively, audit fees billed to the Funds by Deloitte and E&Y were as follows:

Fees billed by Deloitte:

	Audit Fees
	2008	2007
MFS Government Securities Fund	44,577	44,650

Fees billed by E&Y:

	Audit Fees
	2008	2007
MFS Diversified Income Fund	44,203	43,735

For the fiscal years ended February 29, 2008 and February 28, 2007, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
To MFS Government Securities Fund	0	0	5,846	6,269	1,305	379
To MFS and MFS Related Entities of MFS Government Securities Fund *	1,416,440	981,825	0	0	323,714	435,466

Aggregate fees for non-audit services:

	2008	2007
To MFS Government Securities Fund, MFS and MFS Related Entities#	1,868,217	1,561,287

Fees billed by E&Y:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
To MFS Diversified Income Fund	7,500	0	6,676	6,450	0	0
To MFS and MFS Related Entities of MFS Diversified Income Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2008	2007
To MFS Diversified Income Fund, MFS and MFS Related Entities#	199,554	89,781

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President
Date: April 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)
Date: April 14, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)
Date: April 14, 2008

*	Print name and title of each signing officer under his or her signature.